(1)	Effective June 21,
2006, the Companys
Par Value Changed
from HKD 0.01 to HKD
0.04
	(2) Effective June 18,
2007 the Companys Par Value
Changed from HKD 0.04 to HKD
0.004

Exhibit A



..

AMERICAN DEPOSITARY SHARES
(Each American Depositary
Share represents thirty
(30) deposited Shares)

THE BANK OF NEW YORK
AMERICAN DEPOSITARY RECEIPT
FOR ORDINARY SHARES OF THE
PAR VALUE OF HK$0.10 EACH OF

TOMORROW INTERNATIONAL
HOLDINGS LIMITED
(INCORPORATED UNDER THE LAWS
OF BERMUDA)

	The Bank of New York as
depositary (hereinafter called
the Depositary), hereby
certifies that


                , or
registered assigns IS THE
OWNER OF

AMERICAN DEPOSITARY SHARES

representing deposited
Ordinary Shares (herein called
Shares) of Tomorrow
International Holdings
Limited, incorporated under
the laws of Bermuda (herein
called the Company).  At the
date hereof, each American
Depositary Share represents
thirty (30) Shares deposited
or subject to deposit under
the Deposit Agreement (as such
term is hereinfafter defined)
at the Hong Kong office of The
Hong Kong & Shanghai Banking
Corporation Limited (herein
called the Custodian). The
Depositarys Corporate Trust
Office is located at a
different address than its
principal executive office.
Its Corporate Trust Office is
located at 101 Barclay Street,
New York, N.Y. 10286, and its
principal executive office is
located at 48 Wall Street, New
York, N.Y. 10286.

THE DEPOSITARYS CORPORATE
TRUST OFFICE ADDRESS IS
101 BARCLAY STREET, NEW YORK,
N.Y.  10286

1.		THE DEPOSIT AGREEMENT.
	This American Depositary
Receipt is one of an issue
(herein called Receipts),
all issued and to be issued
upon the terms and conditions
set forth in the deposit
agreement, dated as of
__________, 1996 (herein
called the Deposit
Agreement), by and among the
Company, the Depositary, and
all Owners  from time to time
of Receipts issued thereunder,
each of whom by accepting a
Receipt agrees to become a
party thereto and become bound
by all the terms and
conditions thereof.  The
Deposit Agreement sets forth
the rights of Owners and
holders of the Receipts and
the rights and duties of the
Depositary in respect of the
Shares deposited thereunder
and any and all other
securities, property and cash
from time to time received in
respect of  such Shares and
held thereunder (such Shares,
securities, property, and cash
are herein called Deposited
Securities).  Copies of the
Deposit Agreement are on file
at the Depositarys Corporate
Trust Office in New York City
and at the office of the
Custodian.

	The statements made on
the face and reverse of this
Receipt are summaries of
certain provisions of the
Deposit Agreement and are
qualified by and subject to
the detailed provisions of the
Deposit Agreement, to which
reference is hereby made.
Capitalized terms not defined
herein shall have the meanings
set forth in the Deposit
Agreement.

2.		SURRENDER OF RECEIPTS AND
WITHDRAWAL OF SHARES.
	Upon surrender at the
Corporate Trust Office of the
Depositary of this Receipt,
and upon payment of the fee of
the Depositary provided in
this Receipt, and subject to
the terms and conditions of
the Deposit Agreement, the
Companys Memorandum of
Association and Byelaws and
applicable laws, the Owner
hereof is entitled to
delivery, to him or upon his
order, of the Deposited
Securities at the time
represented by the American
Depositary Shares for which
this Receipt is issued.
Delivery of such Deposited
Securities may be made by the
delivery of (a) certificates
in the name of the Owner
hereof or as ordered by him or
by the delivery of
certificates properly endorsed
or accompanied by proper
instruments of transfer and
(b) any other securities,
property and cash to which
such Owner is then entitled in
respect of this Receipt.  Such
delivery will be made at the
option of the Owner hereof,
either at the office of the
Custodian or at the Corporate
Trust Office of the
Depositary, provided that the
forwarding of certificates for
Shares or other Deposited
Securities for such delivery
at the Corporate Trust Office
of the Depositary shall be at
the risk and expense of the
Owner hereof.

3.		TRANSFERS, SPLITUPS, AND
COMBINATIONS OF RECEIPTS
	The transfer of this
Receipt is registrable on the
books of the Depositary at its
Corporate Trust Office by the
Owner hereof in person or by a
duly authorized attorney, upon
surrender of this Receipt
properly endorsed for transfer
or accompanied by proper
instruments of transfer and
funds sufficient to pay any
applicable transfer taxes and
the expenses of the Depositary
and upon compliance with such
regulations, if any, as the
Depositary may establish for
such purpose.  This Receipt
may be split into other such
Receipts, or may be combined
with other such Receipts into
one Receipt, evidencing the
same aggregate number of
American Depositary Shares as
the Receipt or Receipts
surrendered.  As a condition
precedent to the execution and
delivery, registration of
transfer, splitup,
combination, or surrender of
any Receipt or withdrawal of
any Deposited Securities, the
Depositary, the Custodian, or
Registrar may require payment
from the presentor of the
Receipt of a sum sufficient to
reimburse it for any tax or
other governmental charge
including, without limitation,
any tax imposed by the laws of
Bermuda, and any stock
transfer or registration fee
with respect thereto
(including any such tax,
charge or fee with respect to
Shares being deposited or
withdrawn) and payment of any
applicable fees as provided in
this Receipt, may require the
production of proof
satisfactory to it as to the
identity and genuineness of
any signature and may also
require compliance with any
regulations  the Depositary
and the Company may establish
consistent with the provisions
of the Deposit Agreement or
this Receipt, including,
without limitation, paragraph
(22) of this Receipt and ap
plicable securities laws.

	The delivery of Receipts
against deposits of Shares
generally or against deposits
of particular Shares may be
suspended, or the transfer of
Receipts in particular
instances may be refused, or
the registration of transfer
of outstanding Receipts
generally may be suspended,
during any period when the
transfer books of the
Depositary or the Company are
closed, or if any such action
is deemed necessary or
advisable by the Depositary or
the Company at any time or
from time to time because of
any requirement of law or of
any government or governmental
body or commission, or under
any provision of the Deposit
Agreement or this Receipt, or
for any other reason, subject
to the provisions of the
following sentence and ap
plicable securities laws.
Notwithstanding the foregoing,
the surrender of outstanding
Receipts and withdrawal of
Deposited Securities may not
be suspended subject only to
(i) temporary delays caused by
closing the transfer books of
the Depositary or the Company
or the deposit of Shares in
connection with voting at a
shareholders meeting, or the
payment of dividends, (ii) the
payment of fees, taxes and
similar charges, and (iii)
compliance with any U.S. or
foreign laws or governmental
regulations relating to the
Receipts or to the withdrawal
of the Deposited Securities.
Without limitation of the
foregoing, the Depositary
shall not knowingly accept for
deposit under the Deposit
Agreement any Shares that, if
sold by the Owner thereof in
the United States, would be
required to be registered
under the provisions of the
Securities Act of 1933, unless
a registration statement is in
effect as to such Shares.

4.		LIABILITY OF OWNER FOR
TAXES.
	If any tax or other
governmental charge shall
become payable with respect to
any Receipt or any Deposited
Securities represented hereby,
such tax or other governmental
charge shall be payable by the
Owner hereof to the Depositary
and the Depositary shall
either remit the same to the
appropriate governmental
agency and/or apply such
payment by the Owner to
reimburse itself or any other
party to the extent the
Depositary or any other such
party has already paid or is
required to pay such amounts
to the appropriate
governmental authority.  The
Depositary may refuse to
effect any transfer of this
Receipt or any withdrawal of
Deposited Securities
represented by American
Depositary Shares evidenced by
such Receipt until such
payment is made, and may
withhold any dividends or
other distributions, or may
sell for the account of the
Owner hereof any part or all
of the Deposited Securities
represented by the American
Depositary Shares evidenced by
this Receipt, and may apply
such dividends or other
distributions or the proceeds
of any such sale in payment of
such tax or other governmental
charge and the Owner hereof
shall remain liable for any
deficiency.

5.		WARRANTIES OF DEPOSITORS.
	Every person depositing
Shares hereunder shall be
deemed thereby to represent
and warrant that such Shares
and each certificate therefor
are validly issued, fully
paid, nonassessable, and free
of any preemptive rights of
the holders of outstanding
Shares and that the person
making such deposit is duly
authorized so to do.  Every
such person shall also be
deemed to represent that the
deposit of such Shares and the
sale of Receipts evidencing
American Depositary Shares
representing such Shares by
that person are not restricted
under the Securities Act of
1933.  Such representations
and warranties shall survive
the deposit of Shares and
issuance or cancellation of
Receipts.

6.		FILING PROOFS,
CERTIFICATES, AND OTHER
INFORMATION
	Any person presenting
Shares for deposit or any
Owner of a Receipt may be
required from time to time to
file with the Depositary, the
Company or the Custodian such
proof of citizenship or resi
dence, exchange control
approval, or such information
relating to the registration
on the books of the Company or
 the Foreign Registrar, if
applicable, to execute such
certificates and to make such
representations and warran
ties, as the Depositary or the
Company may deem necessary or
proper.  The Depositary may,
and shall if requested by the
Company withhold the delivery
or registration of transfer of
any Receipt or the
distribution of any dividend
or sale or distribution of
rights or of the proceeds
thereof or the delivery of any
Deposited Securities until
such proof or other
information is filed or such
certificates are executed or
such representations and
warranties made.  No Share
shall be accepted for deposit
unless accompanied by evidence
satisfactory to the Depositary
that any necessary approval
has been granted by any
governmental body in Bermuda
which is then performing the
function of the regulation of
currency exchange.

7.		CHARGES OF DEPOSITARY.
	The Company agrees to pay
the fees, reasonable expenses
and outofpocket charges of
the Depositary and those of
any Registrar only in
accordance with agreements in
writing entered into between
the Depositary and the Company
from time to time.  Unless
otherwise agreed, the
Depositary shall present its
statement for such charges and
expenses to the Company once
every three months.  The
charges and expenses of the
Custodian are for the sole
account of the Depositary. The
Company shall not pay or be
liable for any fee or amount
required to be paid by any
other person hereunder.

	The following charges for
which the Company shall be
incurred by any party de
positing or withdrawing Shares
or by any party surrendering
Receipts or to whom Receipts
are issued (including, without
limitation, issuance pursuant
to a stock dividend or stock
split declared by the Company
or an exchange of stock
regarding the Receipts or
Deposited Securities or a
distribution of Receipts
pursuant to Section 4.3 of the
Deposit Agreement), whichever
applicable (1) taxes and
other governmental charges,
(2) such registration fees as
may from time to time be in
effect for the registration of
transfers of Shares generally
on the Share register of the
Company or Foreign Registrar
and applicable to transfers of
Shares to the name of the
Depositary or its nominee or
the Custodian or its nominee
on the making of deposits or
withdrawals uner the terms of
the Deposit Agreement, (3)
such cable, telex and
facsimile transmission
expenses as are expressly
provided in the Deposit
Agreement, (4) such expenses
as are incurred by the
Depositary in the conversion
of foreign currency pursuant
to Section 4.5 of the Deposit
Agreement, (5) a fee not in
excess of $5.00 per 100
American Depositary Shares (or
portion thereof) for the
execution and delivery of
Receipts pursuant to Sections
2.3 and 4.3 of the Deposit
Agreement and the surrender of
Receipts pursuant to Section
2.5 of the Deposit Agreement,
(6) a fee not in excess of
$.02 per American Depositary
Share (or portion thereof) for
any cash distribution made
pursuant to the Deposit
Agreement including, but not
limited to Sections 4.1
through 4.4 thereof and, (7) a
fee for, and deduct such fee
from, the distribution of
proceeds of sales of
securities or rights pursuant
to Section 4.2 or 4.4 of the
Deposit Agreement,
respectively, such fee being
in an amount equal to the fee
for the issuance of American
Depositary Shares referred to
above which would have been
charged as a result of the
deposit by Owners of
securities (for purposes of
this clause 7 treating all
such securities as if they
were Shares) or Shares
received in exercise of rights
distributed to them pursuant
to Section 4.2 or 4.4 of the
Deposit Agreement,
respectively, but which
securities or rights are
instead sold by the Depositary
and the net proceeds
distributed, and (8) a fee not
in excess of $1.50 per
certificate for a Receipt or
Receipts for transfers made
pursuant to Section 2.4 of the
Deposit Agreement.

	The Depositary, subject
to Article (8) hereof, may own
and deal in any class of
securities of the Company and
its affiliates and in
Receipts.

8.	  PRERELEASE OF RECEIPTS.
	Notwithstanding Section
2.3 of the Deposit Agreement,
the Depositary may execute and
deliver Receipts prior to the
receipt of Shares pursuant to
Section 2.2 of the Deposit
Agreement (PreRelease).
The Depositary may, pursuant
to Section 2.5 of the Deposit
Agreement, deliver Shares upon
the receipt and cancellation
of Receipts which have been
PreReleased, whether or not
such cancellation is prior to
the termination of such Pre
Release or the Depositary
knows that such Receipt has
been PreReleased.  The
Depositary may receive
Receipts in lieu of Shares in
satisfactory of a PreRelease.
 Each PreRelease will be (a)
preceded or accompanied by a
written representation from
the person to whom Receipts
are to be delivered that such
person, or its customer, owns
the Shares or Receipts to be
remitted, as the case may be,
(b) at all times fully
collateralized with cash or
such other collateral as the
Depositary deems appropriate,
(c) terminable by the
Depositary on not more than
five (5) business days notice,
and (d) subject to such
further indemnities and credit
regulations as the Depositary
deems appropriate.  The number
of American Depositary Shares
which are outstanding at any
time as a result of Pre
Releases will not normally
exceed thirty percent (30%) of
the Shares deposited
hereunder provided, however,
that the Depositary reserves
the right to change or
disregard such limit from time
to time as it deems
appropriate.

		The Depositary may
retain for its own account any
compensation received by it in
connection with the foregoing.

9.	  TITLE TO RECEIPTS.
	It is a condition of this
Receipt and every successive
holder and Owner of this
Receipt by accepting or
holding the same consents and
agrees, that title to this
Receipt when properly endorsed
or accompanied by proper
instruments of transfer, is
transferable by delivery with
the same effect as in the case
of a negotiable instrument,
provided, however, that the
Depositary, notwithstanding
any notice to the contrary,
may treat the person in whose
name this Receipt is
registered on the books of the
Depositary as the absolute
owner hereof for the purpose
of determining the person
entitled to distribution of
dividends or other
distributions or to any notice
provided for in the Deposit
Agreement or for all other
purposes.

10.	  VALIDITY OF RECEIPT.
	This Receipt shall not be
entitled to any benefits under
the Deposit Agreement or be
valid or obligatory for any
purpose, unless this Receipt
shall have been executed by
the Depositary by the manual
or facsimile signature of a
duly authorized signatory of
the Depositary and, if a
Registrar for the Receipts
shall have been appointed,
countersigned by the manual or
facsimile signature of a duly
authorized officer of the
Registrar.

11.	  REPORTS INSPECTION OF
TRANSFER BOOKS.
	The Company currently
furnishes the Securities and
Exchange Commission
(hereinafter called the
Commission) with certain
public reports and documents
required by foreign law or
otherwise under Rule 12g32(b)
under the Securities Exchange
Act of 1934.  Such reports and
communications will be
available for inspection and
copying by holders and Owners
at the public reference
facilities maintained by the
Commission located at 450
Fifth Street, N.W.,
Washington, D.C. 20549.

	The Depositary will make
available for inspection by
Owners of Receipts at its
Corporate Trust Office any
reports and communications,
including any proxy soliciting
material, received from the
Company which are both (a)
received by the Depositary as
the holder of the Deposited
Securities and (b) made
generally available to the
holders of such Deposited Se
curities by the Company.  The
Depositary will also send to
Owners of Receipts copies of
such reports when furnished by
the Company pursuant to the
Deposit Agreement. Any such
reports and communications,
including any such proxy
soliciting material, furnished
to the Depositary by the
Company shall be furnished in
English.

	The Depositary will keep
books for the registration of
Receipts and transfers of
Receipts which at all
reasonable times shall be open
for inspection by the Owners
and the Company of Receipts
provided that such inspection
shall not be for the purpose
of communicating with Owners
of Receipts in the interest of
a business or object other
than the business of the
Company or a matter related to
the Deposit Agreement or the
Receipts.

12.	  DIVIDENDS AND
DISTRIBUTIONS.
	Whenever the Depositary
or the Custodian receives any
cash dividend or other cash
distribution on any Deposited
Securities, the Depositary
will, if at the time of
receipt thereof any amounts
received in a foreign currency
can in the judgment of the De
positary be converted on a
reasonable basis into United
States dollars transferable to
the United States, and subject
to the Deposit Agreement,
convert such dividend or
distribution into dollars and
will distribute the amount
thus received to the Owners of
Receipts entitled thereto,
provided, however, that in the
event that the Company, the
Custodian or the Depositary is
required to withhold and does
withhold from any cash
dividend or other cash
distribution in respect of any
Deposited Securities an amount
on account of taxes or other
governmental charges, the
amount distributed to the Own
ers of the Receipts evidencing
American Depositary Shares
representing such Deposited
Securities shall be reduced
accordingly.

	Subject to the provisions
of Section 4.11 and 5.9, of
the Deposit Agreement,
whenever the Depositary or the
Custodian receives any dis
tribution other than a
distribution described in
Section 4.1, 4.3 or 4.4 of the
Deposit Agreement, the De
positary will cause the
securities or property
received by it to be
distributed to the Owners of
Receipts entitled thereto, in
any manner that the Depositary
may deem, upon consultation
with the Company equitable and
practicable for accomplishing
such distribution provided,
however, that if in the
opinion of the Depositary such
distribution cannot be made
proportionately among the
Owners of Receipts entitled
thereto, or if for any other
reason the Depositary deems
such distribution not to be
feasible, the Depositary may,
after consultation with the
Company, adopt such method as
it may deem equitable and
practicable for the purpose of
effecting such distribution,
including, but not limited to,
the public or private sale of
the securities or property
thus received, or any part
thereof, and the net proceeds
of any such sale (net of the
fees of the Depositary as
provided in Section 5.9) shall
be distributed by the
Depositary to the Owners of
Receipts entitled thereto as
in the case of a distribution
received in cash.

	If any distribution
consists of a dividend in, or
free distribution of, Shares,
the Depositary may with the
Companys prior written
consent and shall if the
Company shall so request,
distribute to the Owners of
outstanding Receipts entitled
thereto, additional Receipts
evidencing an aggregate number
of American Depositary Shares
representing the amount of
Shares received as such
dividend or free distribution
subject to the terms and
conditions of the Deposit
Agreement with respect to the
deposit of Shares and the
issuance of American
Depositary Shares evidenced by
Receipts, including the with
holding of any tax or other
governmental charge as
provided in Section 4.11 of
the Deposit Agreement and the
payment of the fees of the
Depositary as provided in
Section 5.9 of the Deposit
Agreement.  In lieu of
delivering Receipts for frac
tional American Depositary
Shares in any such case, the
Depositary will sell the
amount of Shares represented
by the aggregate of such
fractions and distribute the
net proceeds, all in the
manner and subject to the
conditions set forth in the
Deposit Agreement.  If ad
ditional Receipts are not so
distributed, each American
Depositary Share shall
thenceforth also represent the
additional Shares distributed
upon the Deposited Securities
represented thereby.

	In the event that the
Depositary determines that any
distribution in property other
than cash (including Shares
and rights to subscribe
therefor) or any Deposited
Securities is subject to any
tax or other governmental
charges which the Depositary
is obligated to withhold, the
Depositary may by public or
private sale dispose of all or
a portion of such property
(including Shares and rights
to subscribe therefor) in such
amounts and in such manner as
the Depositary deems necessary
and practicable to pay any
such taxes or charges, and the
Depositary shall distribute
the net proceeds of any such
sale after deduction of such
taxes or charges to the Owners
of Receipts entitled thereto.

13.	  RIGHTS.
	In the event that the
Company shall offer or cause
to be offered to the holders
of any Deposited Securities
any rights to subscribe for
additional Shares or any
rights of any other nature,
the Depositary shall have
discretion as to the procedure
to be followed in making such
rights available to any Owners
or in deposing of such rights
on behalf of any Owners and
making the net proceeds
available to such Owners or,
if by the terms of such rights
offering or for any other
reason, the Depositary may not
either make such rights
available to any Owners or
dispose of such rights and
make the net proceeds
available to such Owners, then
the Depositary shall allow the
rights to lapse. If at the
time of the offering of any
rights the Depositary
determines in its discretion
that it is lawful and feasible
to make such rights available
to all or certain Owners but
not to other Owners, the
Depositary may distribute to
any Owner to whom it
determines the distribution to
be lawful and feasible, in
proportion to the number of
American Depositary Shares
held by such Owner, warrants
or other instruments therefore
in such form as it deems
appropriate.

	In circumstances in which
rights would otherwise not be
distributed, if an Owner of
Receipts requiests the
distribution of warrants or
other instruments in order to
exercise the rights allocable
to the American Depositary
Shares of such Owner
hereunder, the Depositary will
make such rights available to
such Owner upon written notice
from the Company to the
Depositary that (a) the
Company has elected in its
sole discretion to permit such
rights to be exercised and (b)
such Owner has executed such
documents as the Company has
determined in its sole
discretion are reasonably
required under applicable law.

	If the Depositary has
distributed warrants or other
instruments for rights to all
or certain owners, then upon
instruction from such an Owner
pursuant to such warrants or
other instruments to the
Depositary from such Owner to
exercise such rights, upon
payment by such Owner to the
Depositary for the account of
such owner of an amount equal
to the purchase price of the
Shares to be received upon the
exercise of the rights, and
upon payment of the fees of
the Depositary and any other
charges as set forth in such
warrants or other instruments,
the Depositary shall, on
behalf of such Owner, exercise
the rights and purchase the
Shares, and the Company shall
cause the Shares so purchased
to be delivered to the
Depositary on behalf of such
Owner. As agent for such
Owner, the Depositary will
cause the Shares so purchased
to be deposited pursuant to
Section 2.2 of the Deposit
Agreement, and shall, pursuant
to section 2.3 of the Deposit
Agreement, execute and deliver
Receipts to such Owner. In the
case of a distribution
pursuant to the second
paragraph of this Article 13,
such Receipts shall be
legended in accordance with
applicable U.S. laws, and
shall be subject to the
appropriate restrictions on
sale, deposit, cancellation,
and transfer under such laws.

	If the Depositary
determines in its discretion
that it is not lawful and
feasible to make such rights
available to all or certain
Owners, it may sell, subject
to all applicable legal
requirements, the rights,
warrants or other instruments
in proportion to the number of
American Depositary Shares
held by the Owners to whom it
has determined it may not
lawfully or feasibly make such
rights available, and allocate
the net proceeds of such sales
(net of the fees of the
Depositary as provided in
Section 5.9 of the Deposit
Agreement and all taxes and
governmental charges payable
in connection with such rights
and subject to the terms and
conditions of the Deposit
Agreement) for the account of
such Owners otherwise entitled
to such rights, warrants or
other instruments, upon an
averaged or other practical
basis without regard to any
distinctions among such Owners
because of exchange
restrictions or the date of
delivery of any Receipt or
otherwise.

	The Depositary will not
offer rights to Owners unless
both the rights and the
securities to which such
rights relate are either
exempt from registration under
the Securities Act of 1933
with respect to a distribution
to all owners or are
registered under the
provisions of such Act. If an
Owner of Receipts requests the
distribution of warrants or
other instruments,
notwithstanding that there has
been no such registration
under such Act, the Depositary
shall not effect such
distribution unless it has
received an opinion from
recognized counsel in the
United States for the Company
upon which the Depositary may
rely that such distribution to
such Owner is exempt from such
registration.  Notwithstanding
any other provision of the
Deposit Agreement, under no
circumstances shall the
Depositary, any Owner or any
other person have the right to
require the Company to
register, under the Securities
Act of 1933 or otherwise, any
rights or securities issued by
the Company.

	The Depositary shall not
be responsible for any failure
to determine that it may be
lawful or feasible to make
such rights available to
Owners in general or any Owner
in particular.

14.	  CONVERSION OF FOREIGN
CURRENCY.
	Whenever the Depositary
shall receive foreign
currency, by way of dividends
or other distributions or the
net proceeds from the sale of
securities, property or
rights, and if at the time of
the receipt thereof the
foreign currency so received
can in the judgment of the
Depositary be converted on a
reasonable basis into Dollars
and the resulting Dollars
transferred to the United
States, the Depositary shall
convert or cause to be
converted, by sale or in any
other manner that it may
determine, such foreign
currency into Dollars, and
such Dollars shall be
distributed to the Owners
entitled thereto or, if the
Depositary shall have
distributed any warrants or
other instruments which
entitle the holders thereof to
such Dollars, then to the
holders of such warrants
and/or instruments upon
surrender thereof for
cancellation. Such
distribution may be made upon
an averaged or other
practicable basis without
regard to any distinctions
among Owners on account of
eschange restrictions, the
date of delivery of any
Receipt or otherwise and shall
be net of any expenses of
conversion into Dollars
incurred by the Depositary as
provided in Section 5.9 of the
 Deposit Agreement.

	If such conversion or
distribution can be effected
only with the approval or
license of any government or
agency thereof, the Depositary
shall file such application
for approval or license, if
any, as it may deem desirable.

	If at any time the
Depositary shall determine
that in its judgment any
foreign currency received by
the Depositary is not
convertible on a reasonable
basis into Dollars
transferable to the United
States, or if any approval or
license of any government or
agency thereof which is
required for such conversion
is denied or in the opinion of
the Depositary is  not
obtainable, or if any such
approval or license is not
obtained within a reasonable
period as determined by the
Depositary, the Depositary may
distribute the foreign
currency (or an appropriate
document evidencing the right
to receive such foreign
currency) received by the
Depositary to, or in its
discretion may  hold such
foreign currency uninvested
and without liability for
interest thereon for the
respective accounts of, the
Owners entitled to receive the
same.

	If any such conversion of
foreign currency, in whole or
in part, cannot be effected
for distribution to some of
the Owners entitled thereto,
the Depositary may in its
discretion make such
conversion and distribution in
Dollars to the extent
permissible to the Owners
entitled thereto and may
distribute the balance of the
foreign currency received by
the Depositary to, or hold
such balance uninvested and
without liability for interest
thereon for the respective
accounts of, the Owners
entitled thereto.

15.	  RECORD DATES.
	Whenever any cash
dividend or other cash
distribution shall become
payable or any distribution
other than cash shall be made,
or whenever rights shall be
issued with respect to the
Deposited Securities, or
whenever for any reason the
Depositary causes a change in
the number of Shares that are
represented by each American
Depositary Share, or whenever
the Depositary shall receive
notice of any meeting of
holders of Shares or other
Deposited Securities, the
Depositary shall fix a record
date after consultation with
the Company, if different from
the record date applicable to
the Shares or other Deposited
Securities, (a) for the
determination of the Owners of
Receipts who shall be (i)
entitled to receive such divi
dend, distribution or rights
or the net proceeds of the
sale thereof or (ii) entitled
to give instructions for the
exercise of voting rights at
any such meeting, or (b) on or
after which each American
Depositary Share will
represent the changed number
of Shares, subject to the
provisions of the Deposit
Agreement.

16.	  VOTING OF DEPOSITED
SECURITIES.
	Upon receipt of notice of
any meeting of holders of
Shares or other deposited
Securities, if requested in
writing by the Company, the
Depositary shall, as soon as
practicable thereafter, mail
to the Owners of Receipts a
notice, the form of which
notice shall be in the sole
discretion of the Depositary,
which shall contain (a) such
information as is contained in
such notice of meeting, (b) a
statement that the Owners of
Receipts as of the close of
business on a specified record
date will be entitled, subject
to any applicable provision of
Bermuda or Hong Kong law or
applicable rules of the Hong
Kong Stock Exchange and of the
Memorandum of Association of
the Company, to instruct the
Depositary as to the exercise
of the voting rights, if any,
pertaining to the number of
Shares or other Deposited
Securities represented by
their respective American
Depositary Shares and (c) a
statement as to the manner in
which such instructions may be
given or deemed given in
accordance with the last
sentence of this paragraph if
no instruction is received, to
the Depositary to give a
discretionary proxy to a
person designated by the
Company. Upon the written
request of an Owner of a
Receipt on such record date,
received on or before the date
established by the Depositary
for such purpose, the
Depositary shall endeavor in
so far as practicable to vote
or cause to be voted the
amount of Shares or other
Deposited Securities
represented by such American
Depositary Shares evidenced by
such Receipt in accordance
with the instructions set
forth in such request.  The
Depositary shall not vote or
attempt to exercise the right
to vote that attaches to the
Shares or other Deposited
Securities, other than in
accordance with such
instructions. If the
Depositary does not receive
instructions from any Owner
with respect to any of the
Deposited Securities
represented by the American
Depositary Shares evidenced by
such owners Receipts on or
before the date established by
the Depositary for such
purpose, such Owner shall be
deemed, and the Depositary
shall deem such owner, to have
instructed the Depositary to
give a discretionary proxy to
a person designated by the
Company, and the Depositary
shall give a discretionary
proxy to a person designated
by the Company, to vote such
Deposited Securities provided
that no such discretionary
proxy shall be given with
respect to any matter as to
which the Company informs the
Depositary that (i) the
Company does not wish such
proxy given (ii) substantial
opposition exists or (iii)
such matter materially and
adversely affects the rights
of holders of Shares.

17.	  CHANGES AFFECTING
DEPOSITED SECURITIES.
	In circumstances where
the provisions of Section 4.3
of the Deposit Agreement do
not apply, upon any change in
nominal value, change in par
value, splitup,
consolidation, or any other
reclassification of Deposited
Securities, or upon any
recapitalization,
reorganization, merger or
consolidation, or sale of
assets affecting the Company
or to which it is a party, any
securities which shall be
received by the Depositary or
a Custodian in exchange for or
in conversion or replacement
of or otherwise in respect of
Deposited Securities shall be
treated as new Deposited
Securities under the Deposit
Agreement, and American De
positary Shares shall
thenceforth represent the new
Deposited Securities so
received in exchange or
conversion, unless additional
Receipts are delivered pursu
ant to the following sentence.
 In any such case the Deposi
tary may, with the Companys
approval and shall if the
Company shall so request,
execute and deliver additional
Receipts as in the case of a
dividend on the Shares, or
call for the surrender of
outstanding Receipts to be
exchanged for new Receipts
specifically describing such
new Deposited Securities.

18.	  LIABILITY OF THE COMPANY
AND DEPOSITARY.
	Neither the Depositary
nor the Company shall incur
any liability to any Owner or
holder of any Receipt, if by
reason of any provision of any
present or future law or
regulation of the United
States or any other country,
or of any other governmental
or regulatory authority, or by
reason of any provision,
present or future, of the
Memorandum of Association of
the Company, or by reason of
any act of God or war or other
circumstances beyond its
control, the Depositary or the
Company shall be prevented or
forbidden from or be subject
to any civil or criminal
penalty on account of doing or
performing any act or thing
which by the terms of the
Deposit Agreement it is
provided shall be done or
performed nor shall the
Depositary or the Company
incur any liability to any
Owner or holder of a Receipt
by reason of any
nonperformance or delay,
caused as aforesaid, in the
performance of any act or
thing which by the terms of
the Deposit Agreement it is
provided shall or may be done
or performed, or by reason of
any exercise of, or failure to
exercise, any discretion
provided for in the Deposit
Agreement.  Where, by the
terms of a distribution
pursuant to Sections 4.1, 4.2,
or 4.3 of the Deposit
Agreement, or an offering or
distribution pursuant to
Section 4.4 of the Deposit
Agreement, such distribution
or offering may not be made
available to Owners of
Receipts, and the Depositary
may not dispose of such
distribution or offering on
behalf of such Owners and make
the net proceeds available to
such Owners, then the
Depositary shall not make such
distribution or offering, and
shall allow any rights, if ap
plicable, to lapse.  Neither
the Company nor the Depositary
assumes any obligation or
shall be subject to any
liability under the Deposit
Agreement to Owners or holders
of Receipts, except that they
agree to perform their
obligations specifically set
forth in the Deposit Agreement
without negligence or bad
faith.  The Depositary shall
not be subject to any
liability with respect to the
validity or worth of the
Deposited Securities.  Neither
the Depositary nor the Company
shall be under any obligation
to appear in, prosecute or
defend any action, suit, or
other proceeding in respect of
any Deposited Securities or in
respect of the Receipts, which
in its opinion may involve it
in expense or liability,
unless indemnity satisfactory
to it against all expense and
liability shall be furnished
as often as may be required,
and the Custodian shall not be
under any obligation
whatsoever with respect to
such proceedings, the
responsibility of the
Custodian being solely to the
Depositary.  Neither the
Depositary nor the Company
shall be liable for any action
or nonaction by it in reliance
upon the advice of or
information from legal
counsel, accountants, any
person presenting Shares for
deposit, any Owner or holder
of a Receipt, or any other
person believed by it in good
faith to be competent to give
such advice or information.
The Depositary shall not be
responsible for any failure to
carry out any instructions to
vote any of the Deposited
Securities, or for the manner
in which any such vote is cast
or the effect of any such
vote, provided that any such
action or nonaction is in good
faith.  The Company agrees to
indemnify the Depositary, its
directors, employees, agents
and affiliates and any
Custodian against, and hold
each of them harmless from,
any liability or expense
(including, but not limited
to, the fees and expenses of
counsel) which may arise out
of acts performed or omitted,
in accordance with the pro
visions of the Deposit
Agreement and of the Receipts,
as the same may be amended,
modified, or supplemented from
time to time, (i) by either
the Depositary or a Custodian
or their respective directors,
employees, agents and
affiliates, except for any li
ability or expense arising out
of the negligence, willful
misconduct or bad faith of
either of them, or (ii) by the
Company or any of its direc
tors, employees, agents and
affiliates.  No disclaimer of
liability under the Securities
Act of 1933 is intended by any
provision of the Deposit
Agreement.

19.	  RESIGNATION AND REMOVAL
OF THE DEPOSITARY APPOINTMENT
OF SUCCESSOR CUSTODIAN.
	The Depositary may at any
time resign as Depositary
hereunder by written notice of
its election so to do
delivered to the Company
pursuant to Section 6.2 of the
Deposit Agreement, such
resignation to take effect
upon the appointment of a
successor depositary and its
acceptance of such appointment
as thereinafter provided.

	The Depositary may at any
time be removed by the Company
by written notice of such
removal effective upon the
appointment of a successor
depositary and its acceptance
of such appointment as
thereinafter provided.

	In case at any time the
Depositary shall resign or be
removed, the Company shall use
its best efforts to appoint a
successor depositary, which
shall be a bank or trust
Company having an office in
the Borough of Manhattan, the
City of New York. Every
successor depositary shall
execute and deliver to its
predecessor and to the Company
an instrument in writing
accepting its appointment
thereunder, and thereupon such
successor depositary, without
any further act or deed, shall
become fully vested with all
the rights, powers, duties and
obligations of its
predecessor. Notwithstanding
the foregoing (1) if such
succession is the result of
the removal of such
predecessor, then upon (a)
payment by the Company to such
predecessor of all sums due
and payable by the Company to
such predecessor, (b) payment
to such predecessor of all
other sums due it by persons
other than the Company
pursuant to the terms of the
Deposit Agreement, and (c) the
written request of the Compay,
such predecessor shall execute
the deliver an instrument
transferring to such successor
all rights and powers o such
predecessor under the Deposit
Agreement, shall duly assign,
transfer and deliver all
right, title and interest in
the Deposited Securities to
such successor all rights and
powers of such predecessor
under the Deposit Agreement,
shall duly assign, transfer
and deliver all right, title
and interest in the Deposited
Securities to such successor,
and shall deliver to such
successor a list of the Owners
of all outstanding Receipts or
(2) if such succession is the
result of the resignation of
such predecessor, then upon
(a)payment by the Company to
such predecessor of all sums
due and payable by the Company
to such predecessor, and (b)
the written request of the
Company, such predecessor
shall execute and deliver an
instrument transferring to
such successor all rights and
powers of such predecessor
under the Deposit Agreement,
shall duly assign, transfer
and deliver all right, title
and interest in the Deposited
Securities to such successor,
and shall deliver to such
successor a list of the Owners
of all outstanding Receipts,
provided, however, that such
predecessor shall nevertheless
be entitled to receive payment
of all such other sums due it
by persons other than the
company pursuant to the terms
of the Deposit Agreement. Any
such successor depositary
shall promptly mail notice of
its appointment to the Owners.

	Whenever the Depositary
in its discretion determined
that it is in the best
interest of the Owners of
Receipts to do so, it may
appoint a substitute or
additional custodian or
custodians.

20.	  AMENDMENT.
	The form of the Receipts
and any provisions of the De
posit Agreement may at any
time and from time to time be
amended by agreement between
the Company and the Depositary
in any respect which they may
deem necessary or desirable.
Any amendment which shall
impose or increase any fees or
charges (other than taxes and
other governmental charges,
registration fees, cable,
telex or facsimile
transmission costs, delivery
costs or other such expenses),
or which shall otherwise
prejudice any substantial
existing right of Owners of
Receipts, shall, however, not
become effective as to
outstanding Receipts until the
expiration of thirty days
after notice of such amendment
shall have been given to the
Owners of outstanding
Receipts.  Every Owner of a
Receipt at the time any
amendment so becomes effective
shall be deemed, by continuing
to hold such Receipt, to
consent and agree to such
amendment and to be bound by
the Deposit Agreement or the
Receipts as amended thereby.
In no event shall any
amendment impair the right of
the Owner of any Receipt to
surrender such Receipt and
receive therefor the Deposited
Securities represented thereby
except in order to comply with
mandatory provisions of
applicable law.

21.	  TERMINATION OF DEPOSIT
AGREEMENT.
	The Depositary at any
time at the direction of the
Company, shall terminate the
Deposit Agreement by mailing
notice of such termination to
the Owners of all Receipts
then outstanding at least 90
days prior to the date fixed
in such notice for such
termination.  The Depositary
may likewise terminate the
Deposit Agreement by mailing
notice of such termination to
the Company and the Owners of
all Receipts then outstanding
if at any time 90 days shall
have expired after the
Depositary shall have
delivered to the Company a
written notice of its election
to resign and a successor
depositary shall not have been
appointed and accepted its
appointment as provided in the
Deposit Agreement.  On and
after the date of termination,
the Owner of a Receipt, will
upon (a) surrender of such
Receipt at the Corporate Trust
Office of the Depositary, (b)
payment of the fee of the
Depositary for the surrender
of Receipts referred to in
Section 2.5 of the Deposit
Agreement, and (c) payment of
any applicable taxes or
governmental charges, will be
entitled to delivery, to him
or upon his order, of the
amount of Deposited Securities
represented by the American
Depositary Shares evidenced by
such Receipt.  If any Receipts
shall remain outstanding after
the date of termination, the
Depositary thereafter shall
discontinue the registration
of transfers of Receipts,
shall suspend the distribution
of dividends to the Owners
thereof, and shall not give
any further notices or perform
any further acts under the
Deposit Agreement, except that
the Depositary shall continue
to collect dividends and other
distributions pertaining to
Deposited Securities, shall
sell rights as provided in the
Deposit Agreement, and shall
continue to deliver Deposited
Securities, together with any
dividends or other
distributions received with
respect thereto and the net
proceeds of the sale of any
rights or other property, in
exchange for Receipts sur
rendered to the Depositary
(after deducting, in each
case, the fee of the De
positary for the surrender of
a Receipt, any expenses for
the account of the Owner of
such Receipt in accordance
with the terms and conditions
of the Deposit Agreement, and
any applicable taxes or
governmental charges).  At any
time after the expiration of
one year from the date of
termination, the Depositary
may sell the Deposited
Securities then held under the
Deposit Agreement and may
thereafter hold uninvested the
net proceeds of any such sale,
together with any other cash
then held by it thereunder,
unsegregated and without
liability for interest, for
the pro rata benefit of the
Owners of Receipts which have
not theretofore been sur
rendered, such Owners
thereupon becoming general
creditors of the Depositary
with respect to such net
proceeds.  After making such
sale, the Depositary shall be
discharged from all
obligations under the Deposit
Agreement, except to account
for such net proceeds and
other cash (after deducting,
in each case, the fee of the
Depositary for the surrender
of a Receipt, any expenses for
the account of the Owner of
such Receipt in accordance
with the terms and conditions
of the Deposit Agreement, and
any applicable taxes or
governmental charges).  Upon
the termination of the Deposit
Agreement, the Company shall
be discharged from all obliga
tions under the Deposit
Agreement except for its
obligations to the Depositary
with respect to indemnifica
tion, charges, and expenses.

22.	DISCLOSURE OF BENEFICIAL
OWNERSHIP.

	The Company may from time
to time request Owners to
provide information (a) as to
the capacity in which such
Owners own or owned Receipts,
(b) regarding the identity of
any other persons then or
previously interested in such
Receipts and (c) the nature of
such interest and various
other matters. Each Owners
agrees to provide any
information requested by the
Company or the Depositary
pursuant to this Section. The
Depositary agrees to use
reasonable effortst to comply
with written instructions
received from the Company
requesting that the Depositary
forward any such requests to
the Owners and to forward to
the Company any responses to
such requests received by the
depositary. The Depositary
further agrees that it shall
cooperate with the Company in
enforcing the provisions of
the Hong Kong Securities
(Disclosure of Interests)
Ordinance, and nay other
legislation or regulations of
Hong Kong from time to time
relating to disclosure of
interests, including sanctions
that the Company may invoke in
the event an Owner fails to
provide certain requested
information concerning
interests in Receipts or
Deposited Securities. Such
sanctions may include
limitations on the transfer of
such Deposited Securities
and/or fines or imprisonment
under said Ordinance.

	An Owner also may have a
duty under the Hong Kong
Securities (Disclosure of
Interests) Ordinance to notify
the Company if such Owner
becomes aware that its
interest (which term is
broadly defined under such
Ordinance) in deposited
Securities evidenced by
Receipts together with any
other interests of such Owner
in Deposited Securities is the
equivalent of 10% or more of
the issued share capital of
the Company or such lower
percentage as may be
prescribed by any applicable
laws and regulations in Hong
Kong from time to time. Under
the Hong Kong Securities
(Disclosure of Interests)
Ordinance, such Owner may be
required to further notify the
Company in the event such
Owners interest changes by
such percentage as would cross
a whole percentage point or
such Owner ceases to have an
interest in 10% or more of the
securities of the Company or
such lower percentage as may
be prescribed by any
applicable laws and
regulations in Hong Kong from
time to time. The Depositary
is advised that under the
Securities (Disclosure of
Interests) Ordinance as
currently in effect, the
change of a whole percentage
point is calculated by
rounding down the percentage
to the nearest whole number.
Thus, for example, if an
interest increased from 10.9%
to 11.1%, the Depositary is
advised that there may be a
duty to give notice of the
change, but not if it were an
increase from 11.1% to 11.9%.

(..continued)




















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